                                                                   EXHIBIT 10.35


                             OMNIBUS AMENDMENT No. 1
                                       TO
                RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT,
                RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AND
                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT


                  THIS OMNIBUS AMENDMENT No. 1 TO RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT,RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AND RECEIVABLES PURCHASE AND SERVICING AGREEMENT is entered into as of May 31, 2002, by and among ADVANCEPCS (the "Parent"), ADVANCEPCS HEALTH L.P. (the "Originator"), AFC RECEIVABLES HOLDING CORPORATION (the "Buyer"), ADVANCE FUNDING CORPORATION, a Delaware corporation (the "Seller"), ADVP MANAGEMENT L.P., a Delaware limited partnership, in its capacity as servicer hereunder (in such capacity, the "Servicer"), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the "Conduit Purchaser"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a Committed Purchaser (the "Committed Purchaser") and as administrative agent for the Conduit Purchaser and the Committed Purchaser hereunder (in such capacity, the "Administrative Agent").

                  WHEREAS, the Originator, the Buyer, the Servicer and the Parent entered into that certain Receivables Purchase and Contribution Agreement, dated as of December 10, 2001 (as amended to the date hereof, the "Original Contribution Agreement" and as amended hereby, the "Contribution Agreement");

                  WHEREAS, the Parent, the Buyer (as seller thereunder), the Seller (as purchaser thereunder) and the Servicer entered into that certain Receivables Sale and Contribution Agreement, dated as of December 10, 2001 (as amended to the date hereof, the "Original Sale Agreement" and as amended hereby, the "Sale Agreement");

                  WHEREAS, the Seller, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent, entered into that certain Receivables Purchase and Servicing Agreement, dated as of December 10, 2001 (as amended to the date hereof, the "Original Purchase Agreement", as amended hereby, the "Purchase Agreement", the Original Purchase Agreement, together with the Contribution Agreement and the Sale Agreement are referred to herein as the "Original Agreements" and the Purchase Agreement, the Contribution Agreement and the Sale Agreement are referred to herein as the "Agreements");

                  WHEREAS, capitalized terms used in the Original Agreements are defined in "Annex X to Receivables Purchase and Contribution Agreement, Receivables Sale and Contribution Agreement and Receivables Purchase Agreement" (the "Original Annex X" and as amended and restated hereby, "Annex X"). Capitalized terms used, but not otherwise defined herein shall have the meanings given to such terms in Annex X; and

                  WHEREAS, the parties hereto desire to amend each of the Original Agreements and to amend and restate, in its entirety, the Original Annex X;

                  NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. Amendments.

                  (a) Each of the Original Agreements is hereby amended by deleting in full the Original Annex X attached thereto and by adding to each such Agreement the amended and restated Annex X attached hereto as Attachment A.

                  (b) The Original Annex X is hereby amended and restated in its entirety with the amended and restated Annex X attached hereto as Attachment A.

                  (c) The second sentence of Section 2.3(b) of the Original Purchase Agreement is amended by deleting such sentence in its entirety and replacing it with the following:

                  "Any such notice must be given in writing so that it is received no later than 12:00 noon (New York time) on the Business Day immediately preceding the proposed Purchase Date set forth therein."

                  (d) Section 2.7(c) of the Original Purchase Agreement is amended by deleting such section in its entirety and replacing it with the following:

                  "The Seller agrees to pay to the Administrative Agent, for the account of the Applicable Purchaser, an unused facility fee (the "Unused Facility Fee") in an amount equal to (i) for each day from the Amendment Effective Date until the earlier of (x) the Termination Date and (y) the day on which the Capital Investment is less than or equal to $50 million, 0.375% per annum on the amount by which the Maximum Purchase Limit as in effect on such date exceeds the Capital Investment on such date and (ii) for each day from first day on which the Capital Investment is less than or equal to $50 million until the Termination Date, 0.425% per annum on the amount by which the Maximum Purchase Limit as in effect on such date exceeds the Capital Investment on such date. The Unused Facility Fee shall be (A) payable monthly in arrears on the fifth (5th ) Business Day of each month, commencing in the first month following the month in which the Amendment Effective Date occurs and (B) fully earned when payable and non-refundable."

                  (e) Clause (A) of Section 6.1(a)(ii) of the Original Purchase Agreement is amended by adding the words "within the United States" following the words "one or more lockboxes or post office boxes" therein.

                  (f) Exhibit 2.3(a) of the Original Purchase Agreement is hereby deleted and c hereto is hereby substituted in place thereof.

                  (g) Exhibit 3.1(a)(iv) of the Original Purchase Agreement is hereby deleted and Exhibit 3.1(a)(iv) hereto is hereby substituted in place thereof.

                  (h) Clause (a) to Annex 5.2(a) of the Original Purchase Agreement is hereby amended by replacing the words "the fifteenth day" with "the twentieth day."

                  (i) The following clause (k) is hereby added to Annex 5.2(a) of the Original Purchase Agreement:

                  "(k) Reconciliation Reports. Immediately after the end of each billing cycle under the ReCAP System and the RxClaim System, a reconciliation report to verify that only ReCAP System and RxClaim System billings are tracked on the Monthly Report, the Investment Base Certificates and any other report submitted by the Seller under the Agreement."

                  (j) The following clause (i) is hereby added to Annex 7.9 of the Original Purchase Agreement:

                  "(k) Reconciliation Reports. Immediately after the end of each billing cycle under the ReCAP System and the RxClaim System, a reconciliation report to verify that only ReCAP System and RxClaim System billings are tracked on the Monthly Report, the Investment Base Certificates and any other report submitted by the Seller under the Agreement."

                  (k) Exhibit 6A.2(a) of the Original Sale Agreement is hereby deleted and Annex 6A.2(a) hereto is hereby substituted in place thereof.

                  (l) The second sentence of Section 4.3(b) of the Original Sale Agreement is amended by replacing the reference therein to "Section 4.2(o)" with a reference to "Section 4.2(l)."

                  (m) Paragraph numbered 2 in Exhibit 2.1(a) to the Original Sale Agreement is amended by replacing the reference therein to "Section 4.2(o)" with a reference to "Section 4.2(l)."

                  SECTION 2. Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, each of the Original Agreements shall remain in full force and effect. All references in each Original Agreement to the "Agreement" therein shall be deemed to mean such Original Agreement as amended and modified hereby. This Amendment shall not constitute a novation of any or all of the Original Agreements, but shall constitute an amendment of each such Original Agreement only. The parties hereto agree to be bound by the terms and conditions of each Original Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3. Conditions to Effectiveness of this Amendment. The amendments set forth herein shall not be effective until the date on which each of the conditions set forth in Attachment B has, in the opinion of the Administrative Agent, been satisfied in full (such date being the "Amendment Effective Date").

         SECTION 3. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Amendment.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

                  (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).


                   [Remainder of Page Intentionally Left Bank]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          ADVANCEPCS

                          By
                             --------------------------------------------------
                          Name
                               ------------------------------------------------
                          Title
                                -----------------------------------------------

                          Address:
                          -------

                          5215 N. O'Connor Blvd., Suite 1600
                          Irving, Texas  75039
                          Attention:  Laura I. Johanson,
                                      Senior Vice President, Corporate Affairs
                          Telephone:  469-420-6000
                          Facsimile:  469-420-6008


                          ADVANCEPCS HEALTH L.P., as the Originator

                          By
                             --------------------------------------------------
                          Name
                               ------------------------------------------------
                          Title
                                -----------------------------------------------

                          Address:
                          -------

                          5215 N. O'Connor Blvd., Suite 1600
                          Irving, Texas  75039
                          Attention:  Laura I. Johanson,
                                      Senior Vice President, Corporate Affairs
                          Telephone:  469-420-6000
                          Facsimile:  469-420-6008

                          AFC RECEIVABLES HOLDING CORPORATION, as the Buyer

                          By
                             --------------------------------------------------
                          Name
                               ------------------------------------------------
                          Title
                                -----------------------------------------------

                          Address:
                          -------

                          c/o Entity Services
                          103 Faulke Road, Suite 222
                          Wilmington, Delaware 19808
                          Attention:
                                    -------------------------------------------
                          Telephone:
                                    -------------------------------------------
                          Facsimile:
                                    -------------------------------------------


                          ADVANCE FUNDING CORPORATION, as the Seller

                          By
                             --------------------------------------------------
                          Name
                               ------------------------------------------------
                          Title
                                -----------------------------------------------

                          Address:
                          -------

                          c/o Entity Services
                          103 Faulke Road, Suite 222
                          Wilmington, Delaware 19808
                          Attention:
                                    -------------------------------------------
                          Telephone:
                                    -------------------------------------------
                          Facsimile:
                                    -------------------------------------------

                          ADVP MANAGEMENT L.P., as the Servicer

                          By
                             --------------------------------------------------
                          Name
                               ------------------------------------------------
                          Title
                                -----------------------------------------------

                          Address:
                          -------

                          5215 N. O'Connor Blvd., Suite 1600
                          Irving, Texas  75039
                          Attention:  Laura I. Johanson,
                                      Senior Vice President, Corporate Affairs
                          Telephone:  469-420-6000
                          Facsimile:  469-420-6008

                          REDWOOD RECEIVABLES CORPORATION, as the
                          Conduit Purchaser

                          By
                            ---------------------------------------------------
                          Name
                              -------------------------------------------------
                                             [Assistant Secretary]:

                          Address:
                          -------
                          c/o General Electric Capital Corporation
                          3001 Summer Street, 2nd Floor
                          Stamford, Connecticut 06927
                          Telephone: (203) 602-9330
                          Facsimile: (203) 961-2953


                          GENERAL ELECTRIC CAPITAL CORPORATION,
                          as Committed Purchaser

                          By
                            ---------------------------------------------------
                          Name
                              -------------------------------------------------
                                           Duly Authorized Signatory:

                          Address:
                          -------
                          201 High Ridge Road
                          Stamford, Connecticut 06927
                          Attention: Vice President - Portfolio/Advance Funding Corporation
                          Telephone: (203) 316-7607
                          Facsimile: (203) 316-7821

                          GENERAL ELECTRIC CAPITAL CORPORATION,
                          as Administrative Agent

                          By
                            ---------------------------------------------------
                          Name
                              -------------------------------------------------
                                           Duly Authorized Signatory

                          Address:
                          -------
                          201 High Ridge Road
                          Stamford, Connecticut 06927
                          Attention: Vice President - Portfolio/Advance Funding Corporation
                          Telephone: (203) 316-7607
                          Facsimile: (203) 316-7821


ACKNOWLEDGED AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Collateral Agent

By
  ---------------------------------------------------
Name
    -------------------------------------------------
              Duly Authorized Signatory

Address:
-------
201 High Ridge Road
Stamford, Connecticut 06927
Attention: Vice President
Telephone: (203) 316-7607
Facsimile: (203) 316-7821

                                                                    ATTACHMENT A


                          AMENDED AND RESTATED ANNEX X

                                 (see attached)

                                                                    ATTACHMENT B

                CONDITIONS TO EFFECTIVENESS OF OMNIBUS AMENDMENT

         (a) Representations. Each of the Parent, the Originator, the Buyer, the Seller and the Servicer shall represent and warrant to the Conduit Purchaser, the Committed Purchaser and the Administrative Agent that (i) no Termination Event or Incipient Termination Event exists and (ii) the execution and delivery by such Person of this Amendment shall not cause any such Person to be in default of any provision of any of the Transaction Documents;

         (b) Amendment; Other Related Documents. The Amendment shall have been duly executed by, and delivered to, the parties thereto and the Purchasers and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as each Purchaser and the Administrative Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in Exhibit A, each in form and substance satisfactory to each Purchaser and the Administrative Agent.

         (c) Governmental Approvals. The Purchasers and the Administrative Agent shall have received (i) satisfactory evidence that the Originator, the Buyer, the Seller and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Amendment and the other Related Documents executed and/or delivered in connection therewith and the consummation of the transactions contemplated thereby or (ii) an Officer's Certificate from each of the Originator, the Buyer, the Seller and the Servicer in form and substance satisfactory to the Purchasers and the Administrative Agent affirming that no such consents or approvals are required.

         (d) Compliance with Laws. The Originator, the Buyer, the Parent, the Seller and the Servicer shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 5.1(a) of the Purchase Agreement.

         (e) Payment of Fees. The Seller shall have paid all fees required to be paid by it on the Amendment Effective Date, including all fees required hereunder and under the Fee Letter, and shall have reimbursed each Purchaser for all fees, costs and expenses of closing the transactions contemplated under the Amendment and under the other Related Documents executed in connection therewith, including each Purchaser's legal, rating agency and audit expenses, and other document preparation costs.

         (f) Representations and Warranties. Each representation and warranty by each of the Originator, the Parent, the Buyer, the Servicer and the Seller contained in each Related Document shall be true and correct as of the Amendment Effective Date.

         (g) No Termination Event. No Incipient Termination Event or Termination Event hereunder or any event of default under (and as defined in) the Senior Credit Facility shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated in the Related Documents or the Amendment on the Amendment Effective Date.

         (h) Senior Credit Facility; Intercreditor Agreement. The Administrative Agent shall have received confirmation acceptable to it that the transactions under this Agreement, the Sale Agreement, the Contribution Agreement and the other Related Documents do not violate the Senior Credit Facility, and the Senior Credit Facility Collateral Agent shall have entered into an amendment to the Original Intercreditor Agreement (in form and substance satisfactory to the Purchasers and the Administrative Agent) with the Seller, the Servicer and the Administrative Agent.

         (i) Confirmation of Commercial Paper Ratings. The Administrative Agent shall have received written confirmation from each Rating Agency that the then-current rating of the Commercial Paper shall not be withdrawn or downgraded after giving effect to the Amendment and the transactions contemplated thereby.

         (j) Audit and Review of Transferred Receivables. The Purchasers and the Administrative Agent shall have completed an audit and pre-funding review of the Transferred Receivables, including, without limitation (i) a review of a report listing all of the Included Obligors with aging balances in Excel(R) format,
(ii) procedures to segregate Transferred Receivables, including segregation of collections of Transferred Receivables, (iii) an aging comparative with respect to Transferred Receivables and (iv) a receivable rollforward with respect to Transferred Receivables, each of the foregoing with results satisfactory to the Administrative Agent in its sole discretion.

         (k) Payment of Taxes. The Parent, the Servicer, the Originator, the Buyer or the Seller, as applicable, shall have paid all taxes required to be paid by it on the Amendment Effective Date, including, but not limited to, any stamp duty which may be imposed as a result of closing the transaction contemplated under the Amendment and under the other Related Documents executed in connection therewith.

                                                                       EXHIBIT A

                              Schedule of Documents

         In addition to, and not in limitation of, the conditions specified in Omnibus Amendment No. 1 described below, the following documents must be received by the Administrative Agent in form and substance satisfactory to the Purchasers and the Administrative Agent on or prior to the Amendment Effective
Date:

         A. AMENDMENT

                  Omnibus Amendment No. 1 to Receivables Purchase and Contribution Agreement, Receivables Sale and Contribution Agreement and Receivables Purchase and Servicing Agreement, dated as of May 31, 2002, by and among AdvancePCS, AdvancePCS Health, L.P. AFC Receivables Holding Corporation, Advance Funding Corporation, ADVP Management L.P., Redwood Receivables Corporation, and General Electric Capital Corporation.

         B. LEGAL OPINIONS

         1. Opinion of Akin, Gump, Strauss, Hauer & Feld L.L.P., outside counsel for the Parent, Originator, Holding, the Servicer and the Seller, regarding, among other things, incorporation, good standing, authorization, enforceability, non-contravention, no litigation, and no conflicts with the Senior Credit Facility.

         2. Opinion of Akin, Gump, Strauss, Hauer & Feld L.L.P., outside counsel for the Parent, Originator, Holding and the Seller, regarding, among other things, the perfection and first priority of security interests in all Receivables in favor of Holdings and in all Transferred Receivables in favor of the Seller and the assignment of each (excluding Excluded Receivables) to the Administrative Agent and the first priority perfected security interest in all Transferred Receivables and all other collateral in favor of the Administrative Agent (for the benefit of itself and the Purchasers).

         3. Opinion of Akin, Gump, Strauss, Hauer & Feld L.L.P., outside counsel for the Originator, Holding and the Sellers, regarding (x) true sale in connection with (i) the sale and contribution of Receivables from the Originator to Holding pursuant to the Contribution Agreement and (ii) the sale and contribution of Transferred Receivables from Holding to the Seller pursuant to the Sale Agreement and (y) substantive consolidation.

         C. CORPORATE DOCUMENTS

         ORIGINATOR:

         1. Certificate of Limited Partnership for the Originator, certified by the Secretary of State of the state of its formation.

         2. Certificate of existence for the Originator issued by the Secretary of State of the state of its formation.

         3. A certificate of the Secretary or Assistant Secretary of the Originator certifying copies of (a) the Certificate of Limited Partnership of the Originator; (b) the limited partnership agreement of the Originator; (c) the resolutions of the Originator's directors approving the Amendment and the Related Documents to be executed in connection therewith to which the Originator is or will be a party and the other instruments, documents and agreements to be executed and/or delivered by it in connection therewith and the transactions contemplated thereby; and (d) the names and true signatures of the incumbent officers of the Originator authorized to sign the Amendment and the Related Documents to be executed in connection therewith; and certifying such other matters as may be requested by the Purchasers or the Administrative Agent.

         HOLDING:

         1. Certificate of Incorporation for Holding certified by the Secretary of State of the state of its formation.

         2. Certificate of existence for Holding issued by the Secretary of State of the state of its formation.

         3. A certificate of the Secretary of Holding, certifying copies of (a) the certificate of incorporation of Holding; (b) the by-laws of Holding; (c) the resolutions of Holding's directors approving the Amendment and the Related Documents to be executed in connection therewith to which Holding is or will be a party and the other instruments, documents and agreements to be executed and/or delivered by it in connection therewith and the transactions contemplated thereby; and (d) the names and true signatures of the incumbent officers of Holding authorized to sign the Amendment and the Related Documents to be executed in connection therewith; and certifying such other matters as may be requested by the Purchasers or the Administrative Agent.

         SELLER:

         1. Certificate of Incorporation for Seller certified by the Secretary of State of the state of its formation.

         2. Certificate of existence for Seller issued by the Secretary of State of the state of its formation.

         3. A certificate of the Secretary of Seller, certifying copies of (a) the certificate of incorporation of Seller; (b) the by-laws of Seller; (c) the resolutions of Seller's directors approving the Amendment and the Related Documents to be executed in connection therewith to which Seller is or will be a party and the other instruments, documents and agreements to be executed and/or delivered by it in connection therewith and the transactions contemplated thereby; and (d) the names and true signatures of the incumbent officers of Seller authorized to sign the Amendment and the Related Documents to be executed in connection therewith; and certifying such other matters as may be requested by the Purchasers or the Administrative Agent.

         PARENT:

         1. Certificate of Incorporation for Parent certified by the Secretary of State of the state of its formation.

         2. Certificate of existence for Parent issued by the Secretary of State of the state of its formation.

         3. A certificate of the Secretary of Parent, certifying copies of (a) the certificate of incorporation of Parent; (b) the by-laws of Parent; (c) the resolutions of Parent's directors approving the Amendment and the Related Documents to be executed in connection therewith to which Parent is or will be a party and the other instruments, documents and agreements to be executed and/or delivered by it in connection therewith and the transactions contemplated thereby; and (d) the names and true signatures of the incumbent officers of Parent authorized to sign the Amendment and the Related Documents to be executed in connection therewith; and certifying such other matters as may be requested by the Purchasers or the Administrative Agent.

         SERVICER:

         1. Certificate of Limited Partnership for the Servicer, certified by the Secretary of State of the state of its formation.

         2. Certificate of existence for the Servicer issued by the Secretary of State of the state of its formation.

         3. A certificate of the Secretary or Assistant Secretary of the Servicer certifying copies of (a) the Certificate of Limited Partnership of the Servicer; (b) the limited partnership agreement of the Servicer; (c) the resolutions of the Servicer's directors approving the Amendment and the Related Documents to be executed in connection therewith to which the Servicer is or will be a party and the other instruments, documents and agreements to be executed and/or delivered by it in connection therewith and the transactions contemplated thereby; and (d) the names and true signatures of the incumbent officers of the Servicer authorized to sign the Amendment and the Related Documents to be executed in connection therewith; and certifying such other matters as may be requested by the Purchasers or the Administrative Agent.

         D. LIEN SEARCHES, FILINGS AND RELEASES

                  1. PRE-CLOSING SEARCHES:

         a. Pre-closing UCC search reports under each of the Originator's, Holding's, and the Seller's names listed on Attachment I attached hereto in each of the offices (as relevant to such entity) of the Secretary of State of the States of Delaware, Texas, California, Maryland, and Arizona.

         b. Pre-closing tax lien, pending suit and judgment searches under each of the Originator's, Holding's and the Seller's names listed on Attachment I attached hereto in each of the offices (as relevant to such entity) of the Secretary of State of the States of Delaware, Texas, California, Maryland, and Arizona.

                  2. UCC-1 FINANCING STATEMENTS:

         a. Copies of Amendments to UCC-1 financing statements in respect of the Receivables naming the Originator as debtor/seller and Holding as secured party/purchaser and the Administrative Agent, for the benefit of itself, the Conduit Purchaser and the Committed Purchaser, as assignee as filed with the Secretary of State of Delaware.

         b. Copies of Amendments to UCC-1 financing statements in respect of the Transferred Receivables naming Holding as debtor/seller and Seller as secured party/purchaser and the Administrative Agent, for the benefit of itself, the Conduit Purchaser and the Committed Purchaser, as assignee as filed with the Secretary of State of Delaware.

         c. Copies of Amendments to UCC-1 financing statements in respect of the Transferred Receivables naming the Seller as debtor/seller and the Administrative Agent, for the benefit of itself, the Conduit Purchaser and the Committed Purchaser as assignee as filed with the Secretary of State of Delaware.

                  3. POST-FILING SEARCHES:

         a. Post-filing UCC search reports against the Originator confirming that each of the Amendments to UCC-1 Financing Statements described in item 2a above has been filed and is of record in the jurisdiction in which it was filed.

         b. Post-filing UCC search reports against Holding confirming that each of the Amendments to UCC-1 Financing Statements described in item 2b above has been filed and is of record in the jurisdiction in which it was filed.

         c. Post-filing UCC search reports against Seller confirming that each of the Amendments to UCC-1 Financing Statements described in item 2c above has been filed and is of record in the jurisdiction in which it was filed.

                  4. RELEASES:

         Any documents evidencing any lien releases deemed necessary by any Purchaser or the Administrative Agent

         E. OTHER AGREEMENTS AND DOCUMENTS

         1. The Omnibus Amendment Fee Letter, dated May 31, 2002, among the Receivables Seller, the Administrative Agent, the Committed Purchaser and the Conduit Purchaser.

         2. The Parent Guaranty Confirmation, dated as of May 31, 2002, executed by the Parent in favor of the Seller, the Receivables Seller, the Originator and the Servicer.

         3. Consent Under Intercreditor Agreement, dated as of May 31, 2002, among GE Capital, Bank of America, N.A., the Receivables Seller, the Originator, the Receivables Transferor, AdvancePCS Puerto Rico, Inc., the Servicer and the Conduit Purchaser.

         F. MISCELLANEOUS

         1. Confirmation that the Rating Agency Condition will be satisfied after giving effect to the execution, delivery and consummation of the Amendment by Redwood.

         2. Copy of executed Amendment No. 4 the Credit Agreement, dated as of May 29, 2002 by and among AdvancePCS, the Subsidiary Guarantors party thereto, the Lenders party thereto, Bank One, N.A., as documentation Agent, Bank of America, N.A., as collateral agent and administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as book-runner, lead arranger and syndication agent and Banc of America Securities LLC, as joint book-runner and joint lead arranger, in form and substance satisfactory to the Purchasers and the Administrative Agent

         3. Copy of written confirmation of Bank of America, N.A., as administrative agent (the "Credit Facility Administrative Agent") under the Senior Credit Facility that the Related Documents, as amended by Omnibus Amendment No. 1 are acceptable to the Credit Facility Administrative Agent.

         4. An executed copy of the amended and restated Intercompany Note, dated May 31, 2002, in the form of Exhibit 6A.2(a) to the Omnibus Amendment.

         5. A copy of the Intercompany Note, dated December 10, 2001, marked "Cancelled" by the holder thereof.

         6. Such other consents, opinions, documents or instruments as the Purchasers or the Administrative Agent may request.

                                  ATTACHMENT I
                                       TO
                                    EXHIBIT A

                                 NAMES SEARCHED


1.       AdvancePCS

2.       AdvancePCS Health L.P.

3.       AFC Receivables Holding Corporation

4.       Advance Funding Corporation

5.       Previous names for AdvancePCS Health L.P.



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                                                                  EXHIBIT 2.3(a)

                       Form of Investment Base Certificate
                                 (see attached)

                                                              EXHIBIT 3.1(a)(iv)

                             Form of Monthly Report
                                 (see attached)



                                      A-3

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                                                                   ANNEX 6A.2(a)

                            Form of Intercompany Note
                                 (see attached)



                                      A-4